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Exhibit 99.1

Press Release
Source: AremisSoft Corporation

AremisSoft Announces Key Management Changes and Additions

    NEW YORK—July 31, 2001—AremisSoft Corporation (NASDAQ:AREM)—

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  Announces Cooperation with Securities and Exchange Commission Investigation

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  Anticipates Second Quarter Results Reporting Delay

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  Comments on Guidance for the Second Quarter and Year End

    AremisSoft Corporation (NASDAQ:AREM), a leading international supplier of enterprise-wide software and Internet-enabled solutions for the manufacturing, hospitality, healthcare and construction industries, announced today the appointment of Roys Poyiadjis as Chairman and Chief Executive Officer. Previously Mr. Poyiadjis was Co-CEO of AremisSoft.

    Dr. Lycourgos Kyprianou, Chairman, Founder and Co-Chief Executive Officer, has retired from his position as Chairman and Co-Chief Executive Officer and as a member of the Board of Directors. Dr. Kyprianou has accepted the position of Founding Chairman of the Company, a non-executive advisory position, in recognition of his founding the Company and his long years of service.

    To further strengthen the management team and Board, the Company also announced that Dr. Paul I. Bloom, recently appointed President of the US Group, will assume the title of President and Chief Operating Officer of AremisSoft and has been elected to its Board of Directors.

    Mr. Poyiadjis commented, "We appreciate Dr. Kyprianou's contributions to the Company and look forward to his continued service in his role as Founding Chairman. Paul and I have worked together for several years and he has made significant contributions towards building and strengthening our U.S. based business. I look forward to his assistance in helping to move AremisSoft forward around the globe. AremisSoft is entering a new phase in its development. I believe we need to sharpen our focus on key growth opportunities and coalesce our management structure to be more responsive to the rapidly changing business environment in which we operate."

    The Company also announced the appointment of David Latzke as Chief Financial Officer, replacing Michael Tymvios, who has resigned his position as Chief Financial Officer and Director of the Company, citing health reasons. Mr. Latzke, the former Chief Financial Officer of Fourth Shift Corporation, a wholly owned subsidiary of AremisSoft, has joined AremisSoft as Chief Financial Officer. Mr. Latzke joined Fourth Shift in 1993 and was CFO when the Company was acquired by AremisSoft in April of this year. Prior to his tenure at Fourth Shift, Mr. Latzke was a ten year veteran of Arthur Andersen, in its audit and business advisory group. He holds a BA in accounting from the University of Northern Iowa and is a CPA.

    Mr. Poyiadjis commented, "All of us are pleased to welcome David and look forward to working closely with him. His experience at Fourth Shift will be invaluable to us as we move the Company's financial reporting and accounting functions from Europe and India to the United States."

    The Company also announced that it is cooperating with a Securities and Exchange Commission investigation into, among other things, its contract with the National Health Insurance Fund of Bulgaria ("NHIF"). In connection with the Securities and Exchange Commission investigation, the Company has engaged its independent auditors PKF, formerly known as Pannell Kerr Forster, an international accounting firm, to conduct a special review of the payments the Company received in connection with its contract with the NHIF for fiscal year 2000. While PKF has not completed its review, it has advised the Company that it has been able to confirm the Company's receipt of $1.7 million from the NHIF. However, it is still seeking additional documentation to confirm the receipt of an additional $5.4 million of revenue recognized by the Company in fiscal year 2000. The $5.4 million in revenue is related to a contract between that third party and AremisSoft that gives that third party certain exclusive rights under AremisSoft's contract with the NHIF. However, because the Company, despite its continued efforts, has been unable over the last several days to contact executives who are most knowledgeable about the NHIF contractual arrangements within its Indian-based Emerging Markets group, it has been unable to provide PKF with the information it needs to complete its review of the NHIF contract. In order to address this issue, the Company, in addition to asking PKF to perform its special review, has asked its attorneys to review the contracts and payments in question.

    The above key management changes and additions, including the resignation of the former Chief Financial Officer, and the Company's special review by its accounting firm PKF will further delay AremisSoft's reporting of its financial results for the second quarter of 2001. The Company expects that earnings and revenues for the second quarter, as well as for the year, will fall substantially short of Wall Street analysts' estimates.

About AremisSoft Corporation

    AremisSoft develops, markets, implements and supports enterprise-wide applications software targeted at mid-sized organizations in the manufacturing, healthcare, hospitality and construction industries. The Company's software products help streamline and enhance an organization's ability to manage and execute mission-critical functions such as accounting, purchasing, manufacturing, customer service and sales and marketing. AremisSoft reported total revenue of $123.6 million for the twelve months ended December 31, 2000. AremisSoft has approximately 1,300 employees, with sales in over 20 countries and a customer base in excess of 8,000. The Company also operates software development and support facilities in India, with approximately 300 employees, which provides significant organizational efficiencies and cost advantages in software development and support.

    Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995: All statements, other than historical facts, included in the foregoing press release regarding the Company's financial position, business strategy, and plans of management for future operations are "forward looking statements." These statements are based on management's beliefs and assumptions, and on information currently available to management. Forward looking statements include, but are not limited to, statements in which words such as "expect," "see," "anticipate," "intend," "plan," "believe," "estimate," "consider," or similar expressions are used. Forward looking statements are not guarantees of future performance. They involve risks, uncertainties, and assumptions, including risks discussed under "Risk Factors" in the Company's annual report on Form 10-K, SEC File No. 0-25713, all of which are incorporated herein by reference. The Company's actual results and stockholder values may differ materially from those anticipated or expressed in these forward looking statements. Many of the factors that will determine these results and values are beyond the Company's ability to control or predict. Readers of this press release are cautioned not to put undue reliance on any forward looking statement. The Company undertakes no obligation to publicly update these forward looking statements, whether as a result of new information, future events or otherwise.

Press Release
Source: AremisSoft Corporation

AremisSoft Reports Additional Resignations, Retains Forensic Accounting Capabilities of Deloitte & Touche

Comments on SEC Investigation and Second Quarter Reporting

    NEW YORK, Aug. 14, 2001—AremisSoft Corporation (NASDAQ:AREM), a leading international supplier of enterprise-wide software and Internet-enabled solutions for the manufacturing, hospitality, healthcare and construction industries, announced the resignation of MC Mathews, President of the Emerging Markets Group, as well as the resignations of Alex Eapen, Senior Vice President of India Software Development Facilities, and key controllers of the Company's India-based Corporate accounting group.

    Roys Poyiadjis, Chairman and CEO of AremisSoft stated, "The Company, in its effort to close the second quarter financial statements, provide its independent auditors PKF with additional information and respond to the SEC investigation currently underway, is concerned that important financial documents relating to its emerging market business could be missing. The Company is vigorously pursuing the recapture of such information and has retained Deloitte & Touche for its global forensic accounting capabilities to assist management in this effort. However, the Company does not believe that it will be in position to file a timely report of Form 10-Q for its second quarter, and at the present time cannot estimate when it will be able to file the 10-Q.

    "We have begun the process of centralizing operations in Minneapolis, the headquarters of our Fourth Shift operation, which will enable us to work globally on a seamless basis. David Latzke, Chief Financial Officer, will direct the centralization process to establish company-wide systems, procedures and safeguards in our financial and human resource operations." Mr. Poyiadjis emphasized, "We have not seen an impact on our western world business from these developments and our key managers, along with Deloitte & Touche, are conducting on-site examinations of our Emerging Markets Group locations."

    Dr. Paul I. Bloom, President and Chief Operating Officer, said, "A global management team, empowered by the Board, continues to focus on key growth opportunities to further stimulate the Company's future prospects. We remain committed to our growth strategy which is based on leadership in vertical application software markets, leverage of low-cost research and development and focused growth in select emerging markets."

About AremisSoft Corporation

    AremisSoft develops, markets, implements and supports enterprise-wide applications software targeted at mid-sized organizations in the manufacturing, healthcare, hospitality and construction industries. The Company's software products help streamline and enhance an organization's ability to manage and execute mission-critical functions such as accounting, purchasing, manufacturing, customer service and sales and marketing. For more information on AremisSoft access our website, www.aremissoft.com.

    Cautionary Statement for Purposes of the `Safe Harbor' Provisions of the Private Securities Litigation Reform Act of 1995: All statements, other than historical facts, included in the foregoing press release regarding the Company's financial position, business strategy, and plans of management for future operations are "forward looking statements." These statements are based on management's beliefs and assumptions, and on information currently available to management. Forward looking statements include, but are not limited to, statements in which words such as "expect," "see," "anticipate," "intend," "plan," "believe," "estimate," "consider," or similar expressions are used. Forward looking statements are not guarantees of future performance. They involve risks, uncertainties, and assumptions, including risks discussed under "Risk Factors" in the Company's annual report on Form 10-K, SEC File No. 0-25713, all of which are incorporated herein by reference. The Company's actual results and stockholder values may differ materially from those anticipated or expressed in these forward looking statements. Many of the factors that will determine these results and values are beyond the Company's ability to control or predict. Readers of this press release are cautioned not to put undue reliance on any forward looking statement. The Company undertakes no obligation to publicly update these forward looking statements, whether as a result of new information, future events or otherwise.

Press Release
Source: AremisSoft Corporation

AremisSoft Provides Interim Update on Second Quarter, Status of SEC Investigation, and Other Open Issues

    NEW YORK, Sept. 28, 2001—AremisSoft Corporation (OTCBB:AREM), a leading international supplier of enterprise-wide software and Internet-enabled solutions for the manufacturing, hospitality, healthcare and construction industries, is providing an update on the current outstanding issues relating to its forensic audit and internal investigation conducted by the Company, its counsel, and Deloitte & Touche.

    As previously reported, the Securities and Exchange Commission is conducting an investigation into possible financial and accounting irregularities of the Company. In addition, the Company has provided information about these possible irregularities to the United States Attorney's Office for the Southern District of New York.

    Based on currently available information, the Company has concluded that there are financial and accounting irregularities relating to revenue recognition in the Company's Cyprus-based Emerging Markets Group ("EMG"), formerly managed by executives who have left the Company's employ. Additionally, the Company has concluded that its acquisitions of e-nnovations.com, E-ChaRM India Pvt Ltd and Denon International Ltd, companies identified and evaluated by executives in the EMG, were recorded at values not substantiated by information developed in the investigation.

    Based on the initial findings of the forensic audit, the Company asked its counsel to investigate, along with Deloitte & Touche, the conduct of the EMG's business, including the three acquisitions. The Company, its legal counsel and its forensic accounting firm are in the process of completing the investigation in order to determine, among other things, who is responsible for these financial and accounting irregularities, and whether any funds were misappropriated from the Company in connection with the three acquisitions. AremisSoft's Board of Directors has created a Special Litigation Committee, comprised of the Company's three outside directors, to work with the Company's counsel and Deloitte & Touche. The Company is aggressively working to complete the forensic audit, as well as continuing to cooperate fully with the SEC and the United States Attorney's Office in connection with this matter.

    It is anticipated that the Company's investigation will near completion by year end. Upon completion of the investigation, the Company will be in a position to file its Form 10Q for the second quarter ended June 30, 2001 and its Form 10Q for the third quarter ended September 30, 2001. The Company also expects to restate previously released prior period financial statements and anticipates that such restatements will entail substantial adjustments that could result in losses in prior periods. After the Company resumes compliance with its obligations under the Securities Exchange Act of 1934, among other things, it intends to apply for relisting on the NASDAQ stock market or another exchange. Additionally, the Company has eliminated the position of Founding Chairman of AremisSoft, which was previously held by Dr. Lycourgas Kyprianou of Cyprus, who is no longer affiliated with the Company.

    With regard to the proposed recapitalization plan announced on July 6, 2001, the Company has no current plans to hold a special meeting of shareholders to vote on this plan until all the issues relative to the ongoing audit and SEC investigation have been resolved.

    The Company is not aware of any information which calls into question its operations outside the EMG units cited in these investigations. AremisSoft's ongoing global software operations, outside the EMG units, have a combined annualized proforma revenue base of approximately $90 million and employ over 1200 employees. Despite the difficulties of the past several months, the Company's focus on customers and customer support continues unabated. The Company believes there are sufficient financial resources to support its ongoing business and looks forward to continuing to build a world class software company.

About AremisSoft Corporation Commission investigation into, among other things, its contract with the Nation

    AremisSoft develops, markets, implements and supports enterprise-wide applications software targeted at mid-sized organizations in the manufacturing, healthcare, hospitality and construction industries. The Company's software products help streamline and enhance an organization's ability to manage and execute mission-critical functions such as accounting, purchasing, manufacturing, customer service and sales and marketing. For more information on AremisSoft access our website, www.aremissoft.com.

    Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995: All statements, other than historical facts, included in the foregoing press release regarding the Company's financial position, business strategy, and plans of management for future operations are "forward looking statements." These statements are based on management's beliefs and assumptions, and on information currently available to management. Forward looking statements include, but are not limited to, statements in which words such as "expect," "see," "anticipate," "intend," "plan," "believe," "estimate," "consider," or similar expressions are used. Forward looking statements are not guarantees of future performance. They involve risks, uncertainties, and assumptions, including risks discussed under "Risk Factors" in the Company's annual report on Form 10-K, SEC File No. 0-25713, all of which are incorporated herein by reference, as well as the results of any ongoing or future investigations. The Company's actual results and stockholder values may differ materially from those anticipated or expressed in these forward looking statements. Many of the factors that will determine these results and values are beyond the Company's ability to control or predict. Readers of this press release are cautioned not to put undue reliance on any forward looking statement. The Company undertakes no obligation to publicly update these forward looking statements, whether as a result of new information, future events or otherwise.

Press Release
Source: AremisSoft Corporation

AremisSoft Announces Management Changes

    MINNEAPOLIS—Oct. 1, 2001—AremisSoft Corporation (OTC BB:AREM), a leading international supplier of enterprise-wide software and Internet-enabled solutions for the manufacturing, hospitality, healthcare and construction industries, today announced the appointment of George Ellis as chairman and chief executive officer, replacing Roys Poyiadjis, who has resigned for personal reasons. Additionally, Paul Bloom, currently president and chief operating officer, will assume his former title and responsibilities as executive vice president corporate development.

    Mr. Ellis, 52, recently a strategic planning consultant and officer of the Communities Foundation of Texas, Inc., formerly served as the executive vice president and chief financial officer of Sterling Software, Inc., from 1985 to 1996, and, during that time, was a founder and chief financial officer of Sterling Commerce, Inc. Both software companies were traded on the NYSE, and experienced significant growth during the term of Mr. Ellis' employment. Mr. Ellis is a CPA and a licensed attorney in the state of Texas. Mr. Ellis served as a director on the AremisSoft Corporation board from April 1999 through February 2001. Commenting on his appointment, Mr. Ellis said, "AremisSoft has retained customer confidence and its software continues to rank among the best in the vertical markets it serves. As a former member of AremisSoft's board, I believe that the company's business model offers positive opportunities for future growth. I look forward to updating you on our progress in the weeks ahead. Finally, I would like to thank our former chairman and chief executive officer, Roys Poyiadjis, for his service to AremisSoft and wish him best of luck in his future endeavors."

About AremisSoft Corporation

    AremisSoft develops, markets, implements and supports enterprise-wide applications software targeted at mid-sized organizations in the manufacturing, healthcare, hospitality and construction industries. The company's software products help streamline and enhance an organization's ability to manage and execute mission-critical functions such as accounting, purchasing, manufacturing, customer service and sales and marketing. For more information on AremisSoft access our website, www.aremissoft.com.

    Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995: All statements, other than historical facts, included in the foregoing press release regarding the Company's financial position, business strategy, and plans of management for future operations are "forward looking statements." These statements are based on management's beliefs and assumptions, and on information currently available to management. Forward looking statements include, but are not limited to, statements in which words such as "expect," "see," "anticipate," "intend," "plan," "believe," "estimate," "consider," or similar expressions are used. Forward looking statements are not guarantees of future performance. They involve risks, uncertainties, and assumptions, including risks discussed under "Risk Factors" in the Company's annual report on Form 10-K, SEC File No. 0-25713, all of which are incorporated herein by reference. The Company's actual results and stockholder values may differ materially from those anticipated or expressed in these forward looking statements. Many of the factors that will determine these results and values are beyond the Company's ability to control or predict. Readers of this press release are cautioned not to put undue reliance on any forward looking statement. The Company undertakes no obligation to publicly update these forward looking statements, whether as a result of new information, future events or otherwise.

Press Release
Source: AremisSoft Corporation

AremisSoft Creates Operating Subsidiary SoftBrands, Inc. Key Step in New Strategic Plan

Company Adopts Shareholder Rights Plan

    MINNEAPOLIS—Oct. 16, 2001—AremisSoft Corporation (OTCBB:AREM) announced today the launch of SoftBrands, Inc. ("SoftBrands"), a new wholly owned subsidiary created to manage the company's vertical market software businesses. George Ellis, the newly appointed AremisSoft chairman and chief executive officer, said, "The current legal and financial reporting issues that face AremisSoft cannot be allowed to diminish the quality of the software and solutions we offer our many loyal customers. We can neither ignore the difficult legal issues AremisSoft continues to face, nor allow them to stand in our way. SoftBrands will serve to segregate our vertical software and development activities and enable all of our employees to maintain a focus on building a world class company."

    SoftBrands intends to expand the existing AremisSoft application software business through internal growth and acquisitions. Mr. Ellis, who also serves as SoftBrand's chairman and chief executive officer, continued, "The establishment of SoftBrands allows us to begin building mind share with customers and investors for the SoftBrands name."

    SoftBrands will be organized into three operating groups, each headed by a senior executive with at least 15 years experience, supported by a Minneapolis headquartered corporate staff. The three operating groups—Manufacturing, Hospitality and International—are as follows:

Manufacturing Group

    The Manufacturing Group is comprised of the Fourth Shift and Evolution software products serving the enterprise resource planning needs of manufacturing organizations worldwide. In addition, the Manufacturing Group supports construction and related companies through the Vixen product line. Headquartered in Minneapolis, the Manufacturing Group is headed up by group president Randy Tofteland who has over 20 years of general management and information technology experience.

Hospitality Group

    The Hospitality Group, formed via the combination of the AremisSoft Hospitality business and last year's acquisition of the Eltrax lodging and hospitality business, supports the enterprise information management needs of hotels and resorts with the AremisSoft product. In addition, the Hospitality Group supports many hotel, spa, resort and country club customers through its Rio, Landmark and other hospitality management products. Group president John Picardi, who has 17 years experience in the hospitality industry, leads the Hospitality Group and is headquartered in Atlanta.

International Group

    The International Group, headquartered in London, England, provides corporate support of the Manufacturing and Hospitality businesses and manages the company's ongoing healthcare and systems integration initiatives. Group president Michael Preston has over 30 years of experience in the information technology business.

Software Development

    "The company is currently developing operating plans to more fully utilize its existing development resources in India, China and Eastern Europe," stated Mr. Ellis. "We intend to put into place fully-integrated and cost effective development capabilities for each of our vertical markets. This will also allow us to take advantage of the industry consolidation we all see ahead of us.

    "The SoftBrands corporate staff brings extensive relevant experience to support the company's mission. During the decade I served as an executive vice president of Sterling Software, Inc., the company grew its revenue base from less than $30 million to over $500 billion, while consummating over 25 acquisitions," added Mr. Ellis.

    David Latzke who currently serves as executive vice president, chief financial officer of AremisSoft will also manage the finance and human resource functions at SoftBrands. Mr. Latzke has nearly 20 years experience in finance including eight years as the chief financial officer of Fourth Shift, a publicly-traded company acquired by AremisSoft in April of this year. Mr. Latzke will provide centralized control of all finance and human resource management activities at SoftBrands. Mr. Ellis, Mr. Latzke and Dr. Paul Bloom, executive vice president, corporate development will serve dual roles at AremisSoft and SoftBrands.

    Mr. Ellis concluded, "The creation of SoftBrands as a wholly-owned subsidiary of AremisSoft is a key step to focus all of our employees' efforts to the task of building a world class software company, while providing the necessary senior management to be responsive to the needs of AremisSoft."

Shareholder Rights Plan

    The company also announced that it has adopted a shareholder rights plan, similar to those utilized by many other corporations as a precaution in view of the present lack of full information concerning the company's business and financial affairs. Pursuant to the plan, shareholders of record as of the close of business on October 30, 2001 will receive rights, at the rate of one right for each share owned. Upon the occurrence of certain takeover-related events, including the acquisition, after the date hereof, by any person of more than 10% of AremisSoft's outstanding stock, holders of the rights, other than the acquiring person, would have the right to purchase additional shares of stock at a substantial discount from market value. No action is required of shareholders in connection with adoption of the rights plan and distribution of the rights. Any person owning more than 10% of AremisSoft's outstanding stock as of the date hereof will be unaffected by the plan, unless such person acquires additional shares after the date hereof. Shareholders will receive a summary of the rights by mail following the October 30 record date.

    The company will host a conference call to discuss the formation of SoftBrands on Wednesday, October 17, 2001 at 9:00 a.m. (EST). Interested parties may access the call by dialing 800-309-6535 (domestic) or 706-679-5259 (international), the call leader is George Ellis. A replay of the conference call may be accessed by dialing 800-642-1687 (domestic) or 706-645-9291 (international), passcode #2103611. The replay will be available until midnight, October 18, 2001.

About AremisSoft Corporation

    AremisSoft develops, markets, implements and supports enterprise-wide applications software targeted at mid-sized organizations in the manufacturing, healthcare, hospitality and construction industries. The company's software products help streamline and enhance an organization's ability to manage and execute mission-critical functions such as accounting, purchasing, manufacturing, customer service and sales and marketing. For more information on AremisSoft access our website, www.aremissoft.com.

    Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995: All statements, other than historical facts, included in the foregoing press release regarding the Company's financial position, business strategy, and plans of management for future operations are "forward looking statements." These statements are based on management's beliefs and assumptions, and on information currently available to management. Forward looking statements include, but are not limited to, statements in which words such as "expect," "see," "anticipate," "intend," "plan," "believe," "estimate," "consider," or similar expressions are used. Forward looking statements are not guarantees of future performance. They involve risks, uncertainties, and assumptions, including risks discussed under "Risk Factors" in the Company's annual report on Form 10-K, SEC File No. 0-25713, all of which are incorporated herein by reference, as well as the results of the pending lawsuit brought against the Company by the Securities and Exchange Commission, and any other ongoing or future investigations. The Company's actual results and stockholder values may differ materially from those anticipated or expressed in these forward looking statements. Many of the factors that will determine these results and values are beyond the Company's ability to control or predict. Readers of this press release are cautioned not to put undue reliance on any forward looking statement. The Company undertakes no obligation to publicly update these forward looking statements, whether as a result of new information, future events or otherwise.

Contacts:	The Dilenschneider Group, New York Mona J. Walsh (212) 922-0900 mwalsh@dgi-nyc.com

QuickLinks

AremisSoft Announces Key Management Changes and Additions
AremisSoft Reports Additional Resignations, Retains Forensic Accounting Capabilities of Deloitte & Touche Comments on SEC Investigation and Second Quarter Reporting
AremisSoft Provides Interim Update on Second Quarter, Status of SEC Investigation, and Other Open Issues
AremisSoft Announces Management Changes
AremisSoft Creates Operating Subsidiary SoftBrands, Inc. Key Step in New Strategic Plan Company Adopts Shareholder Rights Plan